Subsequent Events	12 Months Ended
Feb. 29, 2020
Subsequent Events
Subsequent Events

(16) Subsequent Events

Due to the government-imposed quarantines and other public health safety measures put into place in March 2020, COVID-19 has caused disruption in the markets where we sell our products and related services. Although the Company has not experienced any significant impact as a result of the COVID-19 pandemic, the Company will continue to closely monitor for any changes to the Company’s operations and the operations of our customers.

The Company has evaluated subsequent events from the balance sheet date through June 16, 2020, the date of which the consolidated financial statements were available to be issued, and determined there are no other items requiring disclosure.